SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                               TELULAR CORPORATION
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                                 [TELULAR LOGO]

                               TELULAR CORPORATION
                           647 NORTH LAKEVIEW PARKWAY
                             VERNON HILLS, IL 60061

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 28, 2003

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Telular Corporation, a Delaware corporation (the Company), will be held on Tuesday, January 28, 2003, at 9:00 a.m. local time, at the Northbrook Hilton, located at 2855 North Milwaukee Avenue, Northbrook, Illinois 60062 for the purpose of considering and acting upon the following matters:

      1. Election of six directors to the Company's Board of Directors to serve until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified.

      2. Approval of the Non-Employee Directors' Stock Incentive Plan and the initial funding of the Plan with 300,000 shares of common stock for issuance of options and other permitted awards.

      3. Such other business as may properly come before the Annual Meeting of Shareholders or any adjournment thereof.

The matters set forth above are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Shareholders.

The Board of Directors has fixed the close of business on December 6, 2002, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting of Shareholders or any adjournment thereof. A list of such shareholders will be available for inspection at the Company's headquarters located at 647 North Lakeview Parkway, Vernon Hills, IL 60061 during ordinary business hours for the ten-day period prior to the Annual Meeting of Shareholders.


                                          By Order of the Board of Directors

                                          /S/ Kenneth E. Millard
                                          Chief Executive Officer and President

Vernon Hills, Illinois
December 20, 2002

--------------------------------------------------------------------------------
IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO VOTING BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.
--------------------------------------------------------------------------------

                               TELULAR CORPORATION
                            PROXY STATEMENT FOR 2003
                         ANNUAL MEETING OF SHAREHOLDERS

The enclosed proxy is solicited by the Board of Directors of Telular Corporation, a Delaware corporation (the Company), for use at the Company's Annual Meeting of Shareholders to be held on Tuesday, January 28, 2003, at 9:00 a.m. local time (the Annual Meeting), or at any adjournment thereof, for the purposes set forth in this Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders (the Notice). The enclosed proxy, Proxy Statement and Notice were first mailed to stockholders on or about December 20, 2002. The Annual Meeting will be held at the Northbrook Hilton, located at 2855 North Milwaukee Avenue, Northbrook, Illinois 60062. The Company's principal executive offices are located at 647 North Lakeview Parkway, Vernon Hills, Illinois 60061. The Company's telephone number at that address is (847) 247-9400.

                    Voting Rights and Solicitation of Proxies

The Company's common stock is the only class of security entitled to vote at the Annual Meeting. As of the close of business on December 6, 2002, 12,818,424 shares of the Company's common stock were issued and outstanding. Each stockholder is entitled to one vote for each share of common stock held of record by such stockholder as of the close of business on December 6, 2002. Consequently, only stockholders of record at the close of business on December 6, 2002 are entitled to notice of, and to vote at, the Annual Meeting. All shares represented by valid proxies that are received prior to the Annual Meeting and are not subsequently revoked will be voted, and voted in accordance with the directions specified in the proxy. See Votes Required for a description of the treatment of proxies in which no directions are specified. Shares of common stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Revocability of Proxies

Any shareholder who has executed and returned a proxy may revoke it at any time before the proxy is voted. The proxy may be revoked by filing with the Secretary of the Company at the Company's principal executive office a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Quorum

The Company's bylaws provide that the holders of fifty percent (50%) of the Company's common stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

Proposal 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. The nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee's total. In the event no directions are specified, valid proxies that are not revoked will be voted FOR the nominees identified in this Proxy Statement. Should any nominee identified in this Proxy Statement decline or prove unable to serve as a director at the time of the Annual Meeting, valid proxies voted FOR the nominee and that are not revoked will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. Each of the nominees identified in this Proxy Statement has consented to being named in this Proxy Statement and to serve if elected. To the knowledge of the Company's Board of Directors, as of the date of this Proxy Statement no nominee intends to decline service as a director or will prove unable to serve as a director.

Proposal 2. Approval of the Non-Employee Directors' Stock Incentive Plan requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. Abstentions will be counted as votes against approval. Broker non-votes will be counted as neither votes for nor votes against approval. In the event no directions are specified, valid proxies that are not revoked will be voted FOR approval of the Non-Employee Directors' Stock Incentive Plan. The Board of Directors recommends that shareholders vote FOR approval of the Non-Employee Directors' Stock Incentive Plan.

Solicitation

The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders. Soliciting material will be furnished to brokerage houses, fiduciaries, and custodians for forwarding to beneficial owners. The Company may reimburse such persons for their costs in forwarding the soliciting material. Directors, officers, employees or agents of the Company may supplement the original solicitation of proxies by mail through solicitation by telephone or other means. No additional compensation will be paid to these individuals for any such services. The Company may also employ a proxy solicitation service, in which case the Company may pay a fee to the proxy solicitation service.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

The Company's Board of Directors will consist of six directors to be elected at the Annual Meeting to hold office until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified. All nominees are currently members of the Company's Board of Directors.

The nominees, and certain information about them as of December 1, 2002, are set forth below.

Kenneth E. Millard, age 55, was elected Chairman of the Company's Board of Directors on October 9, 2001, and is currently President and Chief Executive Officer of the Company. Mr. Millard has served as a director, President and Chief Executive Officer of the Company since April 1996. Previously, Mr. Millard served as President and Chief Operating Officer of Oncor Communications, based in Bethesda, Maryland from 1992 to 1996. He worked for Ameritech from 1982 to 1992 where he served as President and Chief Executive Officer of Michigan Bell Telephone Company from 1989 to 1992. Prior to 1989, he held the positions of Senior Vice-President of Corporate Strategy for three years and Senior Vice-President and General Counsel of Ameritech for four years. From 1972 to 1982, Mr. Millard worked for AT&T and Wisconsin Bell as an attorney. Mr. Millard is currently a member of the Board of Directors of Digi International and Omnitech Inc.

John E. Berndt, age 62, has served as a director of the Company since December 1996. Mr. Berndt retired from Sprint Corporation on September 30, 2000. From 1998 to September 2000, Mr. Berndt was President of Sprint International, an operating unit of Sprint Corporation. From 1997 to 1998, Mr. Berndt was President of Flour Daniel Telecom, an operating company of Flour Daniel, Inc. Mr. Berndt was President of AT&T New Business Development/Multimedia Ventures from 1993 until the spin-off of Lucent Technologies from AT&T occurred in 1996. Mr. Berndt was employed by AT&T since 1963 and was President of its Business Services Business Unit from 1991 until 1993 and President of the International Communications Services Business Unit from 1987 until 1991. Mr. Berndt is a member of the Council of Foreign Relations, the Dallas Committee on Foreign Relations and served on the U.S. Trade Representative's Services Policy Advisory Commission from 1987 until 1993. Mr. Berndt is a director of MetaSolv, Inc., Calence, Inc., a member of the Board of Trustees for the American Graduate School of International Management and a former member of the Board of Directors for the University of Wisconsin Foundation.

Larry J. Ford, age 61, has served as a director of the Company since March 1994. Mr. Ford retired from ADC Telecommunications Inc. in July 2002. From October 1999 to July 2002, Mr. Ford was Senior Vice President and President of ADC's Integrated Solutions Group. Mr. Ford was previously President and Chief Executive Officer of Information Advantage from April 1995 to August 1999. Prior to that time, Mr. Ford was employed by Systems Software Associates, Inc. as a Vice-Chairman from November 1994 to March 1995, and the Chairman, Chief

Executive Officer and President from August 1991 to October 1994. Prior to his service with Systems Software Associates, Inc., Mr. Ford worked for IBM for 28 years, his most recent position being Vice President of Information and Telecommunications Systems.

Richard D. Haning, age 51, has served as a director of the Company since April 1995. Mr. Haning retired from Motorola in August 2002. From 1990 to2002, Mr. Haning served as a Sr. Vice President and Corporate Vice President of Motorola. Prior to that, Mr. Haning held a variety of positions with Motorola for the preceding 13 years. Mr. Haning is currently on the Board of Directors of Tricom, S.A., a customer of the Company and Omnitel, a Lithuanian telecommunications company.

Daniel D. Giacopelli, age 44, has served as a director and Executive Vice President and Chief Technology Officer of the Company since October 28, 1997. Mr. Giacopelli founded and was President and Chief Executive Officer of Wireless Domain, Incorporated from September 1995 to October 1997. Prior to that time, Mr. Giacopelli was Director of Engineering of the Wireless Group of Telephonics Corporation from 1987 to 1995. Prior to 1987, Mr. Giacopelli was President and CEO of Valinor Electronics, Inc.

Mitchell H. Saranow, age 57, was elected to the Company's Board of Directors on July 28, 2001. Mr. Saranow is Chairman of The Saranow Group, L.L.C. since 1984. Also since 1984, Mr. Saranow he has acquired and served as Chief Executive Officer of companies with operations in the United States, Europe and Australia. He served as Chairman of the Board and Co-Chief Executive Officer of Navigant Consulting, Inc. from November 1999 to May 2000. Prior to this, Mr. Saranow was Chairman and Managing General Partner of Fluid Management, L.P. for more than five years. Mr. Saranow was Vice President of Finance and Chief Financial Officer of CFS Continental, Inc. from 1979 to 1983. Mr. Saranow was Vice President of Finance and Law at the Sunmark Companies from 1975 to 1979. Mr. Saranow was Assistant Vice President for Warburg, Paribus, Becker, Inc. from 1973 to 1975. Mr. Saranow was an attorney for Mayer Brown & Platt from 1971 to 1973. Mr. Saranow is currently on the Board of Directors of Lawson Products, Inc. and North American Scientific Inc.

There are no family relationships among any officers and directors of the Company.

Board Committees and Meetings

During the fiscal year ended September 30, 2002, the Board of Directors held six meetings. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors does not have a standing Nominating Committee. Each incumbent member of the Board of Directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period during which he was a director, and (ii) the total number of meetings held by all committees of the Board of Directors on which he served during the period that he was a committee member.

The Compensation Committee is responsible for developing and making a compensation policy for executive officers of the Company, which includes approving employment agreements, reviewing and approving compensation plans, establishing performance targets for, and assessing the performance of the Company's executive officers, and making grants of salary, annual incentive compensation and long-term incentive compensation. The Compensation Committee also develops and makes compensation policy for the non-employee directors. The Compensation Committee currently consists of Mr. Ford, Committee Chairman, Mr. Berndt and Mr. Haning, met four times during the fiscal year ended September 30, 2002.

The Audit Committee assists the Board of Directors in fulfilling its responsibilities to stockholders concerning the Company's financial reporting and internal controls, and facilitates open communication among the Audit Committee, the Board of Directors, the outside auditors and the Company's management. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Appendix A. The charter outlines the various duties and responsibilities of the Audit Committee. The Audit Committee currently consists of Mr. Saranow, Committee Chairman, Mr. Berndt and Mr. Ford, each of whom qualifies as an independent director under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee met five times during the fiscal year ended September 30, 2002.

Compensation of Directors

Directors of the Company who are employees of the Company received no compensation for serving on the Board of Directors. Mr. Millard and Mr. Giacopelli are employees of the Company.

Each director who is neither an employee of the Company nor affiliated with a significant beneficial owner of the Company (each, an Independent Director) was compensated in the form of stock options for attending meetings of the Board of Directors and committee meetings of the Board of Directors. Mr. Berndt, Mr. Ford, Mr. Haning and Mr. Saranow are all Independent Directors.

During the fiscal year ended September 30, 2002, each Independent Director received an option to purchase 10,000 shares of the Company's common stock. These stock options were issued on October 30, 2001, have a strike price of $6.23 (the market price of the Company's common stock on that date), and became fully vested as of October 30, 2002.

All directors are reimbursed for all reasonable expenses of attendance at each meeting.

                                   PROPOSAL 2

                     APPROVAL OF THE NON-EMPLOYEE DIRECTORS'

                              STOCK INCENTIVE PLAN

Approval of the Non-Employee Directors' Stock Incentive Plan (the Plan) and the initial finding funding of the Plan with 300,000 shares of the Company's common stock for issuance of options and other permitted awards.

A copy of the Plan is attached to this Proxy Statement as Appendix B.

General

The Board of Directors of the Company has approved and adopted, pending shareholder approval, the Plan. Assuming shareholders vote in favor of the Plan, it shall become effective on January 29, 2003. Under the Plan, stock options and stock awards for up to 300,000 shares of the Company's common stock may be issued to non-employee directors of the Company.

SUMMARY OF THE PLAN

Purpose

The Plan enables non-employee directors of the Company to acquire or increase a proprietary interest in the Company, and thus to share in the future success of the Company's business. The Plan is designed to assist in the attraction and retention of non-employee directors of outstanding ability, and to increase the identity of interests between non-employee directors and the Company's shareholders.

Number and Source of Shares Subject to the Plan

The Company may grant awards under the Plan with respect to not more than 300,000 shares of common stock, which shares may be provided from the Company's treasury, by the issuance of authorized but unissued shares, and/or by the purchase of outstanding shares in the open market or in private transactions.

Pending Awards

On October 29, 2002, the Compensation Committee authorized the issuance, subject to stockholder approval of the Plan, of stock options for 30,000 shares of the Company's common stock and a stock grant for 6,700 shares of the Company's common stock. The following tables lists the names and awards provisionally granted on October 29, 2002:

                                                      Stock to be      Options to       Exercise       Expiration       Vesting
Name                              Position              granted        be granted         Price           Date          Period
-----------------------   -------------------------- --------------  ---------------  -------------- ---------------  ------------
John E. Berndt             Non-Employee Director                 0           10,000           $2.44        10/29/08      1 year
Larry J. Ford              Non-Employee Director                 0           10,000            2.44        10/29/08      1 year
Richard D. Haning          Non-Employee Director                 0           10,000            2.44        10/29/08      1 year
Mitchell H. Saranow        Non-Employee Director             6,700                0             n/a             n/a      1 year
                                                     --------------  ---------------
Total for Non-Executive Directors                            6,700           30,000
                                                     ==============  ===============
Executive Group                                                n/a              n/a             n/a             n/a         n/a
Non-Executive Officer Employee Group                           n/a              n/a             n/a             n/a         n/a

As of December 6, 2002, the closing sales price of the Company's common stock as reported by the NASDAQ National Market System was $3.87 per share.

The following table outlines our securities authorized for issuance under equity compensation plans as of September 30, 2002.

                                          Number of Securities          Weighted Average              Number of Securities
                                           to be Issued Upon             Exercise Price               Remaining Available
                                        Exercise of Outstanding          of Outstanding             For Future Issuance Under
                                           Options, Warrants           Options, Warrants              Equity Compensation
Plan Category                                  And Rights                  and Rights              Plans, Warrants and Rights
------------------------------                 ----------                  ----------              --------------------------
Equity compensation plans
approved by security holders                    1,103,486                     10.60                         1,924,364
Equity compensation plans not
approved by security holders                       92,917 (1)                  6.34                                 0
                                                ---------                     -----                         ---------
Total                                           1,196,403                     10.27                         1,924,364
                                                =========                     =====                         =========

(1) Represents the aggregate amount of stock options granted to independent directors prior to the adoption of the Non-Employee Directors' Stock Incentive Plan.

Administration

The Compensation Committee shall have discretion to determine whether to grant or award options, stock appreciation rights, or any other equity-based incentives under the Plan, to select participants in the Plan, and to make decisions concerning the timing, pricing and the amount of grants or awards under the Plan.

TYPES OF AWARDS

Incentive Stock Options

The Plan provides for the issuance of incentive stock options within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the Code). The exercise price established by the Compensation Committee for an incentive stock option shall not be less than the fair market value of the common stock on the date the option is granted, except that in the case of an incentive stock option granted to a grantee who, on the date the option is granted, owns more than 10 percent of the total combined voting power of all classes of stock of the Company (such a grantee, a Ten Percent Shareholder), the exercise price shall not be less than 110 percent of the fair market value of the common stock on the date the option is granted.

The term of each incentive stock option shall end on a date fixed by the Compensation Committee and set forth in the relevant option agreement; provided, however, that the term may not extend beyond ten years from the date the option is granted. Moreover, in no event shall the term of an incentive stock option granted to a Ten Percent Shareholder exceed five years from the date the option is granted.

The recipient of an incentive stock option is not taxed when the incentive stock option is granted or when it is exercised, although, when an incentive stock option is exercised, the difference between the exercise price of the incentive stock option and the then-current fair market value of the common stock underlying the incentive stock option is treated as income for alternative minimum tax purposes. When the recipient later sells or otherwise disposes of the shares acquired upon exercise of the incentive stock option, the recipient generally pays taxes at capital gains rates on the difference between the exercise price of the incentive stock option and the sale price of the common stock underlying the incentive stock option. At no time can the Company take a business expense deduction for incentive stock options unless the recipient sells the shares underlying the incentive stock option in violation of certain holding period requirements (in which case the incentive stock option would be treated as a nonqualified stock option).

Nonqualified Stock Options

Any option not designated by the Compensation Committee as an incentive stock option shall constitute a nonqualified stock option within the meaning of
Section 422(b) of the Code. The term of each nonqualified stock option shall end on a date fixed by the Compensation Committee and set forth in the relevant option agreement; provided, however, that the term may not extend beyond ten years from the date the option is granted.

In no event may the exercise price for a nonqualified stock option be less than the par value of the common stock underlying the nonqualified stock option. Subject to the foregoing limitation, the exercise price for a nonqualified stock option shall be established by the Compensation Committee and set forth in the option agreement.

The recipient of a nonqualified stock option is not taxed when the nonqualified stock option is granted unless the option itself has a readily ascertainable market value or the recipient elects to pay income tax at that time. A recipient who is not taxed when the nonqualified stock option is granted generally is taxed at ordinary income rates, when the nonqualified stock option is exercised, on the difference between the exercise price of the nonqualified stock option and the then-current fair market value of the common stock underlying the nonqualified stock option. In addition, the Company can take a business-expense deduction for nonqualified stock options when the nonqualified stock options are exercised equal to the amount the recipient recognizes as ordinary income. When the recipient sells or otherwise disposes of the shares underlying the nonqualified stock option, the recipient generally pays taxes at capital gains rates on the difference between the sale price and the fair market value of the common stock underlying the nonqualified stock option at the time of exercise.

Stock Appreciation Rights

The Compensation Committee may, from time to time, grant stock appreciation rights either (1) in tandem with all or a portion of an option granted under the Plan, or (2) independent of any option granted under the Plan. A tandem right shall be exercisable only at such times, and to such extent, as the related option is exercisable. An independent right shall be exercisable at such time and to such extent as the Compensation Committee shall determine.

Any stock appreciation right shall permit the grantee to receive, upon exercise of the right, an amount (to be paid in cash, in shares of the Company's common stock, or in both cash and shares of Company's common stock, as determined by the Company in its sole discretion at any time prior to or after exercise) equal to the difference between (1) the fair market value on the date of exercise of the shares with respect to which the right is exercised, and (2) either (i) the exercise price of the related option in the case of a right that is related to an option, or (ii) in the case of a right that is not related to any option, the fair market value of a share of the Company's common stock as of the date the right was granted.

Performance Shares

The Compensation Committee may, from time to time, grant performance shares. A performance share shall entitle the grantee to receive, as soon as practicable after a payment date specified by the Compensation Committee at the time the performance share is granted, an amount equal to the excess (if any) between (1) the fair market value of a share of the Company's common stock on the payment date, and (2) the fair market value of a share of the Company's common stock on the date the performance share is granted. Unless the Compensation Committee provides otherwise at the time of grant, a grantee may receive payment only if the grantee remains continuously employed with the Company or a Subsidiary (as defined in the Plan) until the payment date.

Stock-Based Awards

The Compensation Committee may, from time to time, grant awards under the Plan that consist of, are denominated in or payable in, are valued in whole or in part by reference to, or otherwise are based on or related to, shares of the Company's common stock, provided that such grants comply with applicable law. The Compensation Committee may subject such awards to such vesting or earnout provisions, restrictions on transfer, and/or other restrictions on incidents of ownership as the Compensation Committee may determine, provided that such restrictions are not inconsistent with the terms of the Plan. The Compensation Committee may grant awards under the Plan that require no payment of consideration by the grantee (other than services previously rendered or, to the extent permitted by applicable law, services to be rendered in the future), either on the date of the grant or the date one or more restrictions on the grant are removed.

Rights as Shareholders

No award shall confer upon a grantee any rights of a shareholder unless and until shares of common stock are actually issued to the grantee. Subject to any required approval by the Company's shareholders, if the Company shall be a party to any merger, consolidation or reorganization in which shares of the Company's common stock are changed or exchanged, a grantee holding an outstanding award shall be entitled to receive, upon the exercise of such award, the same consideration that a holder of shares of the Company's common stock equal to the amount subject to the award would be entitled to receive pursuant to such merger, consolidation or reorganization.

Termination, Suspension or Modification of Plan

The Board of Directors may at any time terminate, suspend or modify the Plan, except that the Board of Directors shall not, without the approval of the holders of a majority of the Company's outstanding shares of common stock present in person or represented by proxy and entitled to vote at a meeting of the stockholders of the Company duly called for such purpose or by the written consent of the holders of a majority of the outstanding shares of common stock entitled to vote: (a) change the class of persons eligible for awards; (b) change the exercise price or purchase price of awards (other than through adjustment for changes in capitalization); (c) increase the maximum duration of the Plan; (d) materially increase the benefits accruing to participants under the Plan; or (e) materially increase the number of securities that may be issued under the Plan. No termination, suspension, or modification of the Plan shall, without the grantee or beneficiary's prior consent, adversely affect any right acquired by any grantee or by any beneficiary under the terms of any award granted before the date of such termination, suspension or modification. However, adjustments for changes in capitalization will be assumed not to adversely affect any of the rights described in the previous sentence.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of December 6, 2002 with respect to ownership of the Company's common stock as of December 6, 2002, (i) by each person who is known by the Company to own beneficially more than 5% of the shares of the Company's common stock outstanding as of December 6, 2002,
(ii) by each director of the Company, (iii) by each individual serving as the Company's chief executive officer, or in a similar capacity, during the fiscal year ended September 30, 2002 (the CEO), (iv) by each of the Company's four most highly compensated executive officers who served as executive officers of the Company during the fiscal year ended September 30, 2002 (together with the CEO, the Named Executive Officers), and (iv) by all directors of the Company and Named Executive Officers as a group. Common stock is the Company's only outstanding class of equity security.

Name of                                            Number of
Beneficial Owner                                     Shares            Percent
----------------------                           --------------      -----------

Special Situations Funds (5)                        1,577,072           12.3%
      153 E. 53rd Street
      New York, NY

DNIC Brokerage Company                              1,146,959            8.9%
      20546 N. Milwaukee Ave., #356
      Deerfield, IL 60014

Kenneth E. Millard (1)(2)(3)                          138,737            1.1%
John E. Berndt (1)(3)                                  51,500              *
Larry J. Ford (1)(3)                                   35,000              *
Richard D. Haning (1)(3)                               15,417              *
Daniel D. Giacopelli (1)(2)(3)                        197,566            1.5%
Mitchell H. Saranow (1)(3)                            111,250              *
Jeffrey L. Herrmann (2)(3)                             71,994              *
Daniel C. Wonak (2)(3)                                 38,121              *
Matthew M. Kushner (2)(3)                              10,000              *

All Directors and Named Executive Officers
as a group (9 Persons) (4)                            669,585            5.2%

----------
* Less than one percent.

      (1)   The named individual is a director of the Company.

      (2)   The named individual is a Named Executive Officer.

      (3) Includes shares of common stock that directors of the Company and Named Executive Officers may acquire pursuant to options exercisable within 60 days of December 6, 2002.

      (4) Includes 427,463 shares of common stock that directors of the Company and Named Executive Officers may acquire pursuant to options exercisable within 60 days of December 6, 2002.

      (5) Includes combined holdings in four funds with common ownership. MGP Advisers Limited Partnership (MGP), a Delaware limited partnership, is the general partner of the Special Situations Fund III, L.P., a Delaware limited partnership that holds 729,200 shares of the Company. AWM Investment Company, Inc. (AWM), a Delaware corporation, is the general partner of MGP and the general partner of and investment adviser to the Special Situations Cayman Fund, L.P., a limited partnership that holds 242,347 shares of the Company. MG Advisers, L.L.C. (MG), a limited liability company, is the general partner of and investment adviser to the Special Situations Private

            Equity Fund, L.P., a limited partnership that holds 252,125 shares of the Company. SST Adviser, L.L.C. (SSTA), a limited liability company, is the general partner of and investment adviser to Special Situations Technology Fund, L.P., a limited partnership that holds 353,400 shares of the Company. Austin W. Marxe and David M. Greenhouse are the principal owners of MGP, MG, AWM and SSTA and are principally responsible for the selection, acquisition and disposition of the portfolio securities by the investment advisers on behalf of their fund.

                             EXECUTIVE COMPENSATION

The following table sets forth certain information relating to compensation received by each of the Named Executive Officers for services rendered during each of the Company's last three completed fiscal years.

                                                       Annual Compensation
                                                                                         Long-Term
                                                                                        Compensation            All
                                     Fiscal                                                Awards/             Other
Name                                  Year           Salary             Bonus            Options(1)        Compensation
-------------------------------      ------         --------         -----------        ------------     ----------------
Kenneth E. Millard                    2002          $250,000         $200,000 (4)                0          $7,720 (2)
     Chief Executive Officer          2001           250,000          400,000 (4)                0           3,942 (2)
       Chairman of the Board          2000           250,000          100,000 (4)           73,047       2,969,574 (2)(3)

Daniel D. Giacopelli                  2002          $200,000         $100,000 (5)                0              $0
     Chief Technology Officer         2001           200,000          200,000 (5)                0               0
       Executive Vice-President       2000           200,000           50,000 (5)           44,271         854,448 (3)
          Director

Jeffrey L. Herrmann                   2002          $185,000          $90,000 (5)                0              $0
     Chief Operating Officer          2001           179,808          170,000 (5)                0               0
     Chief Financial Officer          2000           158,077           25,000 (6)           70,012         546,663 (3)
       Executive Vice-President
          Secretary

Daniel C. Wonak                       2002          $120,000          $50,000 (6)                0              $0
     Senior Vice-President            2001           120,000           91,718                    0               0
       Marketing                      2000            73,500           29,450               40,000               0

Matthew M. Kushner                    2002          $125,000         $124,479 (7)                0              $0
     Senior Vice-President
       Telguard

(1) Represents the number of shares of common stock underlying stock options granted during each fiscal year.

(2) Amount includes medical expenses paid by the Company pursuant to Mr. Millard's employment agreement with the Company.

(3) Includes amount realized from the exercise of stock options. Amount realized is equal to the difference between the exercise price and the closing sales price, on the date of exercise, of the Company's common stock as reported by the NASDAQ National Market System.

(4)   Amount includes a retention bonus of $100,000.

(5)   Amount includes a retention bonus of $50,000.

(6)   Amount includes a retention bonus of $25,000

(7)   Amount represents sales commissions.

Employment Contracts

Except for Mr. Millard, none of the Named Executive Officers have entered into a written employment agreement with the Company.

On April 18, 1996, the Company entered into an employment agreement with Kenneth
E. Millard, pursuant to which Mr. Millard agreed to serve as Chief Executive Officer and President of the Company. Under the employment agreement, Mr. Millard's term of employment shall continue until terminated by either the Company or Mr. Millard with at least 60 days prior notice. The employment agreement entitles Mr. Millard to receive an annual base salary of $250,000. Mr. Millard is also eligible under the employment agreement to receive an annual incentive bonus of up to $400,000. The annual incentive bonus is payable quarterly, one-half in common stock of the Company and one-half in cash. Payment of the bonus is dependent upon the achievement by Mr. Millard of annual performance targets established by the Compensation Committee. If Mr. Millard's employment is terminated by the Company other than for cause, as defined in the employment agreement, Mr. Millard will be entitled to receive upon termination a lump-sum severance payment in an amount equal to $250,000.

Mr. Millard was granted options to purchase 125,000 shares of the Company's common stock as part of his employment agreement with the Company. Options to acquire 12,500 shares of the Company's common stock at $12.25 per share vested on April 18, 1996. Options to acquire 37,500 shares of the Company's common stock at $12.25 per share vested in 36 monthly installments from June 1996 through May 1999. Options to acquire 75,000 shares of the Company's common stock at $12.25 per share shall vest on April 30, 2003 or earlier if certain cliff vesting targets are met. Under cliff vesting, for each $8.00 increase over a base price of $20.00 in the closing bid price on NASDAQ for the Company's common stock which remains in effect for 30 consecutive trading days, options for 6,250 shares will vest on the first business day after such 30-day period. There may be 30-day periods for which the closing bid price of the common stock has increased over the applicable base price by more than $16, in which case the amount of shares subject to cliff options that have vested will increase in corresponding multiples of 6,250. Under cliff vesting, during the first, second and third years of Mr. Millard's employment, cliff options for no more than 40%, 30% and 30%, respectively, of the 75,000 shares of common stock covered by cliff options shall vest. All options granted under Mr. Millard's employment agreement terminate on the earlier of May 1, 2006 and the date that is 180 days after Mr. Millard is no longer employed by the Company. Mr. Millard has been granted options to acquire an additional 273,047 shares of the Company's common stock separate from his employment agreement.

Each of the Named Executive Officers, except Mr. Kushner, has a severance agreement and a retention agreement with the Company. Except for Mr. Millard, the severance agreements entitle these Named Executive Officers to a severance payment of six months' salary at the time of severance in the event of separation other than for cause, as defined in the severance agreement. The terms of Mr. Millard's severance arrangement is included in his employment agreement (see above). The retention agreements entitle these Named Executive Officers to a bonus payment for each completed fiscal year of service with the Company. The retention bonus amounts are itemized in the Executive Compensation section of this proxy.

Option Grants

There were no stock option grants made to Named Executive Officers during the fiscal year ended September 30, 2002.

Option Exercise and Fiscal Year-End Option Values

The following table sets forth information concerning option exercises by Named Executive Officers during the fiscal year ended September 30, 2002, and the value of the Named Executive Officers' option holdings as of September 30, 2002.

                                                                     Number of Unexercised            Value of Unexcerised in the
                                                                       Options at FY-End                   Money Options (1)
                                                                -------------------------------     -------------------------------
                           Shares Acquired         Value
Name                        upon exercise        Realized       Excercisable      Unexcerisable     Excercisable      Unexcerisable
-----------------------    ---------------       --------       ------------      -------------     ------------      -------------
Kenneth E. Millard                       0             $0            119,792             99,349               $0                 $0
Daniel D. Giacopelli                     0              0            107,639             25,174                0                  0
Jeffrey L. Herrmann                      0              0             68,209             10,577                0                  0
Daniel C. Wonak                          0              0             33,333             16,667                0                  0
Matthew M. Kushner                       0              0             20,000             10,000                0                  0

(1) Represents the fair market value per share of the Company's common stock on the last day of the fiscal year less the option exercise price for each of the options multiplied by the number of shares underlying each of the options. The fair market value per share was $2.47, based upon the closing sales price of the Company's common stock on the last trading day of the fiscal year, as reported by the NASDAQ National Market System.

                              CERTAIN TRANSACTIONS

Transactions with DNIC

Pursuant to a contribution agreement with The Telular Group L.P., predecessor of the Company, in which DNIC Brokerage Company (DNIC) contributed a variety of assets including intellectual property rights, DNIC retained and did not contribute the right to receive the first $250,000 per year in royalty payments under license agreements with respect to the contributed technology. A total of $250,000 was received by the Company and paid over to DNIC pursuant to this agreement during the fiscal year ended September 30, 2001. In October 2001, the Company advanced DNIC $750,000 against future royalties for the sole purpose of permitting DNIC to purchase the Company's common stock in open market transactions. Since then all royalties received by the Company for the benefit of DNIC have been applied to the amount advanced to DNIC. The amount of the Company's outstanding advance to DNIC as of September 30, 2002 was $500,000. The advance bears interest per annum at the prime rate quoted in the Wall Street Journal.

Other Transactions and Events

Hamman and Benn, of which George Hamman and Marvin Benn are principals, have provided legal services to the Company. Mr. Hamman and Mr. Benn are shareholders of the Company and shareholders of DNIC. During fiscal year 2002, the Company paid Hamman and Benn aggregate fees of $551,716. Cash payments totaled $129,987 and payments made in the form of common stock of the Company were valued at $421,729 based upon the fair value of legal services received.

Mr. Daniel C. Wonak, a Named Executive Officer, is a member of the Advisory Board of Axesstel, Inc., an OEM supplier of the Company. Mr. Wonak is currently not compensated for his service to Axesstel, Inc.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Executive compensation is administered by the Compensation Committee of the Board of Directors (the "Compensation Committee"). The Compensation Committee is a standing committee currently composed of three directors, Mr. Ford, Mr. Berndt and Mr. Haning.

Since Telular's initial public offering in January 1994, the Compensation Committee has developed and administered the Company's compensation policies and plans. The Compensation Committee reviews, recommends and grants salary and bonus incentives for executive officers and employees. The Compensation Committee also administers the Company's stock incentive plans and is responsible for, among other things, the selection of participants and decisions concerning the timing, pricing and the amount of grants or awards.

The Compensation Committee upon recommendation of the CEO decided not to provide general wage increases to non-executive employees for fiscal year 2002. Instead, these employees were given the continued opportunity to participate in Company incentive plans, based upon eligibility.

The Compensation Committee upon recommendation of the CEO decided not to provide general wage increases to executive officers for fiscal year 2002. Instead, each executive officer, except Mr. Kushner, was given the continued opportunity to participate in the Company's bonus plans and was paid a retention bonus. Mr. Kushner was given the continued opportunity to participate in the Company's commission plan.

The CEO's compensation for fiscal year 2002 was established pursuant to an employment agreement negotiated prior to the CEO's acceptance of the position in April 1996. The CEO's compensation package has significant equity and cash incentive components. During fiscal year 2002, the CEO received $100,000 of incentive compensation, which was paid in cash and shares of common stock of the Company. The CEO also received a retention bonus of $100,000 during fiscal year 2002.

The following table summarizes all stock options that have been repriced for past and present executive officers during the past ten years.

                           TEN-YEAR OPTION REPRICINGS

                                                Number of         Market                                          Original
                                                Securities        Price                                         Option Term
                                                Underlying     of Stock at    Exercise Price         New         Remaining
                                Repricing         Options        Time of        at Time of        Exercise       at Date of
Name and Title                     Date          Repriced       Repricing       Repricing           Price        Repricing
--------------------------      ----------      ----------     -----------    --------------      --------      -----------
Kenneth E. Millard              10/28/1997         37,500        $12.25           $19.12           $12.25        8.5 Years
Kenneth E. Millard              10/28/1997        125,000         12.25            18.00            12.25        5.0 Years
Jeffrey L. Herrmann             10/28/1997          5,000         12.25            23.75            12.25        5.5 Years
Robert C. Montgomery (1)        10/28/1997         18,750         12.25            19.12            12.25        5.5 Years
Robert C. Montgomery (1)        10/28/1997         46,250         12.25            18.00            12.25        8.5 Years
Robert C. Montgomery (1)        10/28/1997          6,250         12.25            20.00            12.25        8.5 Years
Robert C. Montgomery (1)         4/17/1996          9,000         22.24            33.00            18.00        5.0 Years
S.W.R. (Sandy) Moore (1)        10/28/1997         12,500         12.25            22.25            12.25        9.0 Years
Raymond M. O'Leary   (1)         4/17/1996          6,000         22.24            33.00            18.00        5.0 Years
George Claudio Jr    (1)         4/17/1996         12,052         22.24            33.00            22.24        5.0 Years
Gordon Jenkins       (1)         4/17/1996          3,000         22.24            33.00            22.24        5.0 Years
Timothy L. Walsh     (1)         4/17/1996          2,500         22.24            33.00            22.24        5.0 Years

(1) Former executive officer who was not employed by the Company during fiscal year 2002.


      COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
      Larry J. Ford, Committee Chairman
      John E. Berndt
      Richard D. Haning

                             AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors has reviewed and discussed with the Company's management the audited financial statements of the Company for the fiscal year ended September 30, 2002. The Audit Committee has discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as currently in effect. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, as currently in effect, has discussed with representatives of Ernst & Young LLP the independence of Ernst & Young LLP and has considered the compatibility of nonaudit services with the auditors' independence. Based on the review and discussions described above, the Audit Committee has recommended to the Board of Directors that the audited financial statements for the fiscal year ended September 30, 2002, be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2002, for filing with the Securities and Exchange Commission.


AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Mitchell H. Saranow, Committee Chairman
John E. Berndt
Larry J. Ford

                       PERFORMANCE MEASUREMENT COMPARISON

The graph on page 14 compares total stockholder returns of the Company since September 1997, to four indices: the NASDAQ Stock Market (U.S.) Index and the JP Morgan Hambrecht & Quist Technology Index (ceased to exist in 2002), the NASDAQ Telecommunications Index and the Research Data Group Technology Index (intended to replace the JP Morgan Hambrecht & Quist Technology Index). The total return calculations assume the reinvestment of dividends, although dividends have never been declared for the Company's stock, and is based on the returns of the component companies weighted according to their capitalizations as of the end of each monthly period. The NASDAQ Stock Market (U.S.) Index tracks the aggregate return of all equity securities traded on the NASDAQ National Market System (the
NMS). The JP Morgan Hambrecht & Quist Technology Index tracked the aggregate return of technology companies, including electronics, medical and other related technology industries. The Research Data Group Technology Index tracks the aggregate return of technology companies, including electronics, medical and other related technology industries. The NASDAQ Telecommunications Index tracks the aggregate return of equity securities of telecommunications traded on the NASDAQ National Market System (the NMS).

The Company's common stock is traded on the NMS and is a component of the NASDAQ Stock Market (U.S.) Index. The Company's stock price on the last day of the 2002 fiscal year, September 30, 2002, was $2.47. The latest stock price attainable prior to the printing of this stock price was $3.87 on December 6, 2002.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                          AMONG TELULAR CORPORATION...

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                                      Cumulative Total Return
                                -------------------------------------------------------------------
                                      9/97       9/98       9/99        9/00       9/01       9/02
TELULAR CORPORATION                 100.00      31.31      15.66      104.04      40.97      19.96
NASDAQ STOCK MARKET (U.S.)          100.00     101.58     165.95      220.33      90.05      70.90
RUSSELL 2000                        100.00      80.98      96.43      118.98      93.75      85.03
JP MORGAN H & Q TECHNOLOGY          100.00      92.91     178.96      291.39      96.68
NASDAQ TELECOMMUNICATIONS           100.00     128.92     218.60      214.25      82.88      35.98
RDG TECHNOLOGY                      100.00     113.92     209.45      287.78     120.55      78.02

* $100 invested on 9/30/97 in stock or index- including reinvestment of dividends. Fiscal year ending September 30.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Mr. Ford, Mr. Berndt and Mr. Haning. No member of the Compensation Committee is now or has at any time been an officer of the Company. No executive officer of the Company serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

All executive officers, directors and holders of more than 10% of the Company's Common Stock reported all transactions in the Company's Common Stock during fiscal year 2002 in timely filings with the Securities and Exchange Commission
(SEC) as required under Section 16(b) of the Securities and Exchange Act of 1934.

Shareholder Proposals

Shareholder proposals submitted for evaluation as to inclusion in the proxy materials for the Company's next annual meeting of shareholders must be received by the Company not later than August 15, 2003, at the Company's principal executive offices. Shareholders who intend to present a proposal for the next annual meeting of shareholders without inclusion of such proposal in the Company's proxy materials are required to provide notice of such proposal to the Company no later than October 31, 2003, at the Company's principal executive offices. All notices should be sent to: Telular Corporation, Attention:
Secretary, 647 North Lakeview Parkway, Vernon Hills, Illinois 60061.

Independent Auditors

The Board of Directors has appointed Ernst & Young LLP as the Company's independent auditors for the fiscal year ending September 30, 2003. Ernst & Young LLP has audited the Company's financial statements since December 1992. The aggregate fees billed for professional services by Ernst & Young during fiscal year ending September 30, 2002 were:

      o Audit Fees: $133,400 for services rendered for the annual audit of the Company's consolidated financial statements for fiscal year 2001 and the fiscal year 2002 quarterly reviews of the financial statements included in the Company's Forms 10-Q;
      o     Financial Information Systems Design and Implementation Fees: Zero;
            and
      o     All Other Fees: $54,265 for taxation services for fiscal year 2001.

Ernst & Young LLP does not provide consulting services to the Company. The Audit Committee of the Company annually evaluates whether the Company's use of Ernst & Young for non-audit services is compatible with maintaining Ernst & Young's independence.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

Other Matters

The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.


                        By Order of the Board of Directors

                        /S/ Jeffrey L. Herrmann
                        Executive Vice-President, Chief Operating Officer, Chief Financial Officer and Secretary

Vernon Hills, Illinois
December 20, 2002

                                   Appendix A

                               TELULAR CORPORATION
                             AUDIT COMMITTEE CHARTER
                                OCTOBER 29, 2002

This charter governs the operations of the Audit Committee (the "Committee") of the Board of Directors of Telular Corporation (the "Company").

Composition and Organization

The Committee shall be composed of not less than three Directors, each of whom are independent of management and the Company. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company and otherwise meet the independence requirement established by NASDAQ. In addition, all Committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise.

The Board of Directors has sole authority to appoint and remove members of the Committee and select a Chairman of the Committee, who may be the incumbent Chairman or another member of the Committee.

Purpose

The purpose of the Committee is to assist to the Board of Directors in fulfilling its oversight responsibility to the Company, the shareholders, and others relating to:

      o The Company's financial statements and the financial reporting process;

      o     The Company's systems of internal accounting and financial controls;

      o     The annual independent audit of the Company's financial statements;

      o     The Company's compliance with legal and regulatory requirements;

      o Compliance with ethics policies adopted by management and the Board of Directors; and

      o The qualifications and independence of the public accounting firm employed by the Company for the purpose of preparing or issuing any audit report on the financial statements of the Company or any related work (the "Independent Auditor").

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention and has full access to all books, records, facilities, and personnel of the Company and the authority to retain, at the expense of the Company, outside counsel or other experts as necessary to carry out its responsibilities.

Responsibilities and Processes

The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors and report the results of its activities to the Board of Directors. Management is responsible for preparing the Company's financial statements, and the Independent Auditor is responsible for auditing the annual financial statements and reviewing the quarterly financial statements.

The following are the principal functions performed by the Committee in carrying out its oversight responsibilities. This description is set forth as a guide, with the understanding that the Committee may supplement the description as appropriate.

      1. The Committee is responsible for the appointment, termination, compensation, and oversight of the work of the Independent Auditor. In this capacity, the Committee shall be responsible for the resolution of any disagreements between management and the Independent Auditor regarding financial reporting. The Independent Auditor shall report directly to the Committee.

      2. In connection with employment of the Independent Auditor, the Committee is responsible for reviewing the qualifications and taking all appropriate actions to ensure the independence of the Independent Auditor.

      3. Obtaining a formal written statement from the Independent Auditor setting forth all relationships between the Independent Auditor and the Company (consistent with Independence Standards Board Standard No.1).

      4. The Committee shall approve, in advance, the engagement of the Independent Auditor to provide any non-audit services, subject to such de minimus exceptions as are permitted under the Securities Exchange Act of 1934, and the SEC rules thereunder.

      5. The Committee shall establish hiring policies for employees or former employees of the Independent Auditor that satisfy all applicable regulatory requirements.

      6. The Committee annually, in advance of the annual audit of the Company's financial statements, shall review with the Independent Auditor the audit plan, including the adequacy of staffing and the compensation arrangements. Following completion of the annual audit, the Committee shall meet with the Independent Auditor to review the results of the audit.

      7. The Committee shall review with management the Company's policies and practices concerning, and the general content of, earnings press releases and financial information guidance provided to analysts and rating agencies.

      8. The Committee shall review changes in accounting principles, reporting standards and regulatory agency pronouncements and any alternatives that have or may have in the future a significant impact on the consolidated financial statements of the Company.

      9. The Committee shall review with management and the Independent Auditor all significant litigation.

      10. The Committee shall review periodically with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

      11. The Committee shall establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      12. The Committee shall provide sufficient opportunity for the Company's Independent Auditor to meet privately with the members of the Committee and otherwise shall, from time to time as it deems appropriate, meet separately with management and the Independent Auditor as necessary to assure a smooth functioning of the annual audit and otherwise to fulfill it responsibilities.

      13. The Committee is empowered to investigate any other matters brought to the Committee's attention within the scope of its responsibilities.

      14. The Committee shall review the charter at least annually and submit any proposed changes that it deems necessary or appropriate to the Board of Directors for its approval.

Meeting and Minutes

The Committee shall hold meetings, in person or by telephone, at such times and with such frequency as it deems necessary to carry out its duties and responsibilities under this charter. It is anticipated that the Committee will hold at least four meetings per year either in person or via telephone.

Special meetings of the Committee may be called by any member of the Committee, with notice of any such special meeting to be given in accordance with the Company's Bylaws. A majority of the members of the Committee shall constitute a quorum for the transaction of business by the Committee. At the discretion of the Committee, other members of the Board of Directors and any officer or employee of the Company may be invited to attend and participate in meetings of the Committee. If approved by the Board of Directors, the Committee may delegate any of its responsibilities under this Charter to a subcommittee composed solely of members of the Committee.

The Committee also may act by unanimous written consent in accordance with the terms of the Company's Bylaws.

Minutes of each Committee meeting and records of all other Committee actions shall be prepared by a secretary of the meeting designated by the Committee, and shall be retained with the permanent records of the Company.

Periodically a report on the Committee's activities shall be provided to the Board of Directors by the Chairman of the Committee (or, in the Chairman's absence, by another member of the Committee).

                                   Appendix B

                               TELULAR CORPORATION

                   NON-EMPLOYEE DIRECTORS' STOCK INCENTVE PLAN

1. Purpose

The Telular Corporation Non-Employee Directors' Stock Incentive Plan is intended to enhance and promote the interests of the Company and its shareholders by attracting and retaining non-employee directors of outstanding ability, increasing the identity of interests between the non-employee directors and the Company's Shareholders, providing an incentive for the non-employee directors to perform in a superior manner, and rewarding such superior performance.

2. Definitions

In this Plan document, unless the context clearly indicates otherwise, words in the masculine gender shall be deemed to refer to females as well as to males, any term used in the singular also shall refer to the plural, and the following capitalized terms shall have the following meanings:

      (a) "Agreement" means the written agreement to be entered into by the Company and the Grantee, as provided in Section 7, below.

      (b)   "Award" means an Option or any award described in Section 12, below.

      (c) "Beneficiary" means the person or persons designated in writing by the Grantee as his beneficiary with respect to an Award in the event of the Grantee's death; or, in the absence of an effective designation or if the designated person or persons predecease the Grantee, the Grantee's Beneficiary shall be the person or persons who acquire by bequest or inheritance the Grantee's rights in respect of an Award. In order to be effective, a Grantee's designation of a Beneficiary must be on file with the Committee before the Grantee's death. Any such designation may be revoked by the Grantee and a new designation substituted in its place at any time before the Grantee's death.

      (d) "Board of Directors" or "Board" means the board of directors of the Company.

      (e) A "Change in Control" shall be deemed to occur when and if any of the following events occurs:

            (1) the Company acquires knowledge that any "person" or "group" within the meaning of Section 13(d) and 14(d)(2) of the 1934 Act in a transaction or series of transactions has become the "beneficial owner," as defined in Rule 13d-3 under the 1934 Act, directly or indirectly, of a majority of the then-outstanding voting securities of the Company (not including voting securities held by officers or directors of the Company within the meaning of Section 16 of the 1934 Act), otherwise than through a transaction or series of transactions arranged by, or consummated with the prior approval of, the Board; or

            (2) the consummation of a merger or consolidation of the Company with, or a sale of all or substantially all of the assets of the Company to, another corporation unaffiliated with the Company that has been approved by the holders of a majority of the outstanding voting securities of the Company (not including any voting securities that are held by directors or officers of the Company within the meaning of Section 16 of the 1934 Act) and, after which merger, consolidation, or sale, the Shareholders of the Company immediately prior thereto do not beneficially own at least a majority of the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors of the corporation surviving such merger, consolidation, or sale to which all or substantially all such assets are transferred.

      (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      (g) "Committee" means a committee, appointed or approved by the Board pursuant to Section 5(a), below, consisting of not less than two directors who are "disinterested persons" within the meaning of Rule 16b-3 under the 1934 Act (or any successor rule of similar import) or such greater number of directors as may be required to satisfy the requirements of Rule 16b-3 as in effect from time to time.

      (h)   "Company" means Telular Corporation.

      (i) "Disability" means having a total and permanent disability as defined in Section 22(e)(3) of the Code.

      (j) "Fair Market Value" means, when used in connection with the Shares on a certain date, (1) the closing price if Shares are listed on NASDAQ or any national stock exchange or (2) if Shares are not listed, any other appropriate method that the Committee deems fair and equitable.

      (k) "Grantee" means a person to whom an Award has been granted under the Plan.

      (l) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

      (m) "Option" means an option to purchase a Share or Shares under the Plan.

      (n) "Plan" means the Telular Corporation Non-Employee Directors' Stock Incentive Plan, as set forth herein and as amended from time to time.

      (o) "Shares" means shares of the common stock, par value $.01 per Share, of the Company.

      (p) "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code (or a successor provision of similar import).

      (q) "Term" means the period during which a particular Option may be exercised.

3. Adoption and Duration of the Plan

      (a) The Plan is effective as of January 29, 2003, and shall terminate ten years after such effective date, unless it is sooner terminated in accordance with Section 19, below. Any Award outstanding at the time that the Plan is terminated shall not cease to be or cease to become exercisable pursuant to its terms because of the termination of the Plan.

      (b) The Plan shall be approved either (1) by the affirmative vote of the holders of a majority of the outstanding Shares present in person or represented by proxy and entitled to vote at meeting of the stockholders of the Company duly called for such purpose or (2) by the written consent of the holders of a majority of the outstanding Shares entitled to vote.

4. Number and Source of Shares Subject to the Plan

      (a) The Company may grant Awards under the Plan with respect to not more than 300,000 Shares (subject, however, to adjustment as provided in Section 18, below), which Shares may be provided from the Company's treasury, by the issuance of authorized but unissued Shares, and/or by the purchase of outstanding Shares in the open market or in private transactions. The grant of an Award shall be deemed to be a grant of Shares equal to the greater of (1) the number of Shares on the basis of which the Award is calculated or (2) the number of Shares issued (if Shares are issued) or the number of Shares with a Fair Market Value at the time of distribution equal to the cash distributed (if cash is distributed).

      (b) If, and to the extent that, all or part of an Award previously granted is surrendered, lapses, expires, is forfeited, or is terminated, in whole or in part, in such manner that all or some of the Shares that are the subject of the Award are not issued to a Grantee (and cash or any other form of consideration is not paid in lieu thereof), then such Shares subject to the Award again shall become available for the granting of Awards under the Plan within the limitation stated in Section 4(a), above. Notwithstanding the foregoing, (1) if, while any Award is outstanding, the Grantee thereof receives any benefits of ownership of the Shares (such as the right to vote or receive dividends) or (2) if any Shares previously issued under the Plan are surrendered, or any Shares issuable under the Plan are withheld, in payment of the exercise price or purchase price of an Award or to satisfy tax withholding obligations associated with any Award, then in each such case such Shares shall not again be available for Awards under the Plan.

5. Administration of the Plan

      (a) The Plan shall be administered by the Committee. The members of the Committee shall be appointed by the Board from time to time and shall serve at the pleasure of the Board.

      (b) The Committee shall adopt such rules of procedure as it may deem appropriate for the proper administration of the Plan. All actions of the Committee under the Plan shall be effective if taken either by (1) a majority vote of the members then in office at a meeting duly called and held or (2) execution of a written instrument signed by all of the members then in office.

      (c) The powers of the Committee shall include plenary authority to interpret the Plan. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion, from time to time--

            (1) to select the members of the Board of Directors to whom Awards shall be granted;

            (2)   to determine the date on which each Award shall be granted;

            (3)   to prescribe the number of Shares subject to each Award;

            (4)   to determine the type of each Award;

            (5)   to determine the Term of each Award;

            (6) to determine the periods during which Awards may be exercised and the restrictions and limitations upon exercise of Awards or the receipt of Shares;

            (7) to prescribe any performance criteria pursuant to which Awards may be granted or may become exercisable;

            (8) to prescribe any limitations, restrictions, or conditions on any Award;

            (9) to prescribe the provisions of each Agreement, which shall not be inconsistent with the terms of the Plan;

            (10) to adopt, amend, and rescind rules and regulations relating to the Plan; and

            (11) to make all other determinations and take all other actions that are necessary or advisable for the implementation and administration of the Plan.

      (d) Any Award granted to a member of the Committee shall be approved by the Board, and no member of the Committee may approve the grant of an Award to himself.

6. Individuals Eligible to Receive Awards

Awards may be granted under the Plan to members of the Board who are not employees of the Company or any Subsidiary. A Grantee may receive more than one Award. Except as provided in Section 5(d), above, all determinations by the Committee as to the individuals to whom Awards shall be granted under the Plan shall be conclusive.

7. Agreement

      (a) Each Award shall be evidenced by an Agreement setting forth the number of Shares subject to the Award or to which such Award corresponds, and the terms, conditions, and restrictions applicable thereto.

      (b) Appropriate officers of the Company are hereby authorized to execute and deliver Agreements in the name of the Company as directed from time to time by the Committee.

8. Stock Options

      (a) The Committee may authorize the grant of Options subject to the terms and conditions set forth in the Plan. No Option granted under the Plan shall be an incentive stock option within the meaning of
            Section 422(b) of the Code. Instead, all Options shall be nonqualified stock options. The Agreement relating to an Option shall state that the Option evidenced by the Agreement shall not be treated as an incentive stock option.

      (b) The Term of each Option shall end (unless the Option shall have terminated earlier under another provision of the Plan) on a date fixed by the Committee and set forth in the applicable Agreement. In no event shall the Term of the Option extend beyond ten years from the date of grant of the Option.

      (c) The Option price to be paid by the Grantee of each Share purchased upon the exercise of an Option shall be established by the Committee and set forth in the applicable Agreement. The Option price per Share of an Option may not be less than the par value of a Share.

9. Exercisability Of Stock Options

      (a) The Committee shall have authority to grant (1) Options that are or may become exercisable in full at any time during their Term and (2) Options that become exercisable in installments during their Term. In exercising an Option, the Grantee may purchase less than all of the Shares available under the Option. No Option shall be exercisable within six months after the date of the grant of such Option (or, if later, within six months following the date of stockholder approval of the Plan as provided in Section 3(b)).

      (b) The Committee may provide in the Agreement that the Option becomes exercisable in full, notwithstanding the applicability of any limitation on the exercise of such Option (other than the six-month waiting period described in the final sentence of Section 9(a), above) beginning on the date on which a Change in Control has occurred.

      (c) The Committee may, in its sole discretion, suspend the exercise of any Option due to the pendency of an unusual or non-recurring event, including, but not limited to, the events described in Section 18.

10. Exercise of Stock Options

      (a)   Options shall be exercised by delivering or mailing to the
            Committee: (1) in the form and in the manner prescribed by the Committee, a notice specifying the number of Shares to be purchased and (2) payment in full of the Option price for the Shares so purchased by a method described in Section 14, below.

      (b) Subject to Section 13(a), below, upon receipt of the notice of exercise and payment of the Option price, the Company shall promptly deliver to the Grantee (or Beneficiary) a certificate or certificates for the Shares to which he is entitled, without charge to him for issue or transfer tax.

      (c) Upon the purchase of Shares under an Option, the stock certificate or certificates may, at the request of the purchaser or recipient, be issued in his name and the name of another person as joint tenants with right of survivorship.

11. Exercise of Stock Options After Termination of Directorship

      (a) The Committee may provide in the Agreement that the Option shall cease to be exercisable after the Grantee no longer is a member of the Board. The Committee also may provide in the Agreement that the Option shall continue to be exercisable for a specified period (but not after such period) after the Grantee no longer is a member of the Board. The period during which the Option shall remain exercisable may vary according to the reason the Grantee ceases to be a member of the Board. In no event shall an Option be exercisable after the expiration date specified in the Agreement.

      (b) The Committee may provide in the Agreement that the Option shall become immediately exercisable in full upon the Grantee ceasing to be a member of the Board for specified reasons such as Disability or death; notwithstanding any provision of the Option that provides for the exercise of the Option in installments, except for the six-month waiting period described in the final sentence of Section 9(a), above. Any Option that would have become immediately exercisable in full upon such a termination but for the application of such six-month waiting period shall become immediately exercisable in full upon the expiration of such six-month waiting period.

12. Other Stock-Based Awards

      (a) The Committee may, from time to time, grant Awards under the Plan that consist of, are denominated in, payable in, are valued in whole or in part by reference to, or otherwise are based on or related to, Shares, provided that such grants comply with applicable law.

      (b) The Committee may subject to Awards to such vesting or earn-out provisions, restrictions on transfer, and/or other restrictions on incidents of ownership as the Committee may determine, provided that such restrictions are not inconsistent with the terms of the Plan.

      (c) The Committee may grant Awards under this Section 12 that require no payment of consideration by the Grantee (other than services previously rendered), either on the date of grant or on the date any such restriction(s) are removed.

      (d) Awards granted under this Section 12 may include, by way of example, restricted Shares and other Awards that are payable in cash, or that are payable in cash or Shares or other property (at the election of the Committee or, if the Committee so provides, at the election of the Grantee), provided that such Awards are denominated in Shares, valued in whole or in part by reference to Shares, or otherwise based on or related to Shares.

13. Conditions on Awards

      (a) The grant or exercise of an Award and the distribution of Shares or cash under the Plan shall be subject to the condition that if at any time the Company shall determine (in accordance with the provisions of the following sentence) that it is necessary as a condition of, or in connection with, such grant, exercise, or distribution--

            (1)   to satisfy withholding tax or other withholding liabilities,

            (2) to effect the listing, registration, or qualification on any securities exchange, on any quotation system, or under any federal, state, or local law, of any shares otherwise deliverable in connection with such grant, exercise, or distribution, or

            (3) to obtain the consent or approval of any regulatory body, then in any such event such grant, exercise, or distribution shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its reasonable and good faith judgment. In seeking to effect or obtain any such withholding, listing, registration, qualification, consent, or approval, the Company shall act with all reasonable diligence and the Grantee shall supply the Company with such certificates, representations, and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such withholding, listing, registration, qualification, consent, or approval. Any such postponement or limitation affecting the right to exercise an Award or the grant or distribution of an Award, Shares, or cash shall not extend the time within which the Award may be granted or exercised or the Shares or cash distributed, unless the Company and the Grantee choose to amend the terms of the Award to provide for such an extension; and neither the Company nor any of its directors or officers shall have any obligation or liability to the Grantee or to a Beneficiary by reason of any such postponement or limitation.

      (b) All Awards granted under the Plan shall be nontransferable other than by will or by the laws of descent and distribution, and an Award may be exercised during the lifetime of the Grantee only by him.

      (c) If the Shares subject to an Award have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), as of the date an Award is exercised, the Committee may require, as a condition to the exercise of the Award, such representations or agreements as the Company may consider appropriate to avoid violation of the Securities Act and may require that certificates evidencing such shares bear an appropriate legend restricting transfer.

      (d) The Committee may at any time impose any limitations upon an Award that, in the Committee's discretion, are necessary or desirable in order to avoid violations of Section 16(b) of the 1934 Act. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to suspend or reduce the period during which any Award may be exercised, the Committee may, in its discretion and without the Grantee's consent, so suspend or reduce such period on not less than fifteen days' written notice to the holders thereof.

14. Payment for Award

Any exercise or purchase price of an Award may be payable, at the discretion of the Committee, by any one or a combination of the following methods, provided that such exercise would not subject the Grantee to short-swing profit recovery provisions of Section 16(b) of the 1934 Act--

      (a)   by money order, cashier's check, or certified check;

      (b) by having the Company withhold Shares otherwise deliverable to the Grantee or by the tender of other Shares to the Company; or

      (c) unless the Committee expressly provides otherwise (at any time prior to exercise or purchase) by cash payment made by the Grantee's broker pursuant to the Grantee's instructions (and, if so instructed by the Grantee, cash payment by the Grantee's broker of the amount of any taxes to be withheld in connection with the exercise), accompanied by the Grantee's irrevocable instructions to the Company to deliver the Shares issuable upon exercise of the Option promptly to the broker for the Grantee's account. Shares tendered in satisfaction of the exercise price or purchase price shall be valued at their Fair Market Value on the date of tender. The Committee shall determine acceptable methods for tending Shares to exercise an Award under the Plan and may impose such limitations and prohibitions on the use of Shares to exercise Awards as it deems appropriate. The date of exercise of an Award shall be deemed to be the date on which the notice of exercise and payment of the exercise price or purchase price are received by the Committee or, if such notice of exercise and payment are mailed in the United States and the United States Postal Service has stamped its postmark thereon, then on the date of such postmark.

15. Tax Withholding

      (a) The Company shall have the right to collect an amount sufficient to satisfy any federal, state, and/or local withholding tax requirements that might apply with respect to any Award (including, without limitation, the exercise of an Option, the disposition of Shares, or the grant or distribution of Shares or cash) in the manner specified in Sections 15(b) or 15(c), below. Alternatively, a Grantee may elect to satisfy any such withholding tax requirements in the manner specified in Sections 15(d) or 15(e), below, to the extent permitted therein.

      (b) The Company shall have the right to require Grantees to remit to the Company an amount sufficient to satisfy any such withholding tax requirements.

      (c) The Company and any Subsidiary also shall, to the extent permitted by law, have the right to deduct from any payment of any kind (whether or not related to the Plan) otherwise due to a Grantee any such taxes required to be withheld.

      (d) If the Committee in its sole discretion approves, a Grantee may irrevocably elect to have any withholding tax obligation satisfied by having the Company withhold Shares otherwise deliverable to the Grantee with respect to the Award or delivering other Shares to the Company; provided that, to the extent necessary to obtain exemption from the short-swing profit recovery provisions of Section 16(b) of the 1934 Act, any such election either--

            (1) shall be made by an irrevocable election made at least six months before the date on which the amount of the tax to be withheld is determined or

            (2)   is subject to the following conditions--

                  (A) the Company shall have been subject to the reporting requirements of Section 13(a) of the 1934 Act for at least one year prior to the election and shall have filed all reports required to be filed under Section 13(a) during such period,

                  (B) the Company shall have regularly released for publication quarterly and annual summary statements of sales and earnings,

                  (C) the Committee, which shall have sole discretion to approve or disapprove such election, approves the election after the election is made,

                  (D) the election occurs during (or in advance to take effect during) one of the window periods described in clause
                        (c)(3) of Rule 16b-3, and

                  (E) the election does not occur prior to the expiration of a six-month period after the date of the grant of the Award or, if later, stockholder approval of the Plan as provided in Section 3(b).

      (e) If permitted by the Committee, a Grantee may elect to have any withholding tax obligation satisfied in the manner described in
            Section 14(c), to the extent permitted therein.

16. Fractional Shares

No fractional Shares shall be issued pursuant to the Plan or any Award. The Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of fractional Shares, or whether fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

17. Shareholder Rights

      (a) No Award shall confer upon a Grantee any rights of a Shareholder unless and until the Shares are actually issued to him.

      (b) Subject to any required action by the Company's Shareholders, if the Company shall be a party to any merger, consolidation, or reorganization in which Shares are changed or exchanged, a Grantee holding an outstanding Award shall be entitled to receive, upon the exercise of such Award, the same consideration that a holder of the same number of Shares that are subject to the Award is entitled to receive pursuant to such merger, consolidation, or reorganization.

18. Adjustment for Changes in Capitalization

In addition to the provisions of Section 17(b), above, in the event of (1) any change in the Shares through merger, consolidation, reorganization, or recapitalization, (2) any dividend on the Shares that is payable in such Shares, or (3) a stock split or a combination of Shares, then in any such case, the aggregate number and type of Shares available for Awards, the number and type of Shares subject to outstanding Awards, the exercise price or purchase price per Share of each outstanding Award and the number of Shares with respect to which Awards may be granted to a Grantee within any three-year period, shall be adjusted by the Committee as it deems equitable in its sole and absolute discretion to prevent substantial dilution or enlargement of the rights of the Grantees, subject to any required action by the Shareholder of the Company.

19. Termination, Suspension, or Modification of Plan

The Board of Directors may at any time terminate, suspend, or modify the Plan, except that the Board shall not, without the approval of the holders of a majority of the Company's outstanding Shares present in person or represented by proxy and entitled to vote at a meeting of the stockholders of the Company duly called for such purpose or by the written consent of the holders of a majority of the outstanding Shares entitled to vote--

      (a)   change the class of persons eligible for Awards;

      (b) change the exercise price or purchase price of Awards (other than through adjustment for changes in capitalization as provided in
            Section 18, above);

      (c)   increase the maximum duration of the Plan;

      (d) materially increase the benefits accruing to participants under the Plan; or

      (e) materially increase the number of securities that may be issued under the Plan. No termination, suspension, or modification of the Plan shall adversely affect any right acquired by any Grantee or by any Beneficiary, under the terms of any Award granted before the date of such termination, suspension, or modification, unless such Grantee or Beneficiary shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization in accordance with Section 18, above, does not adversely affect any such right.

20. Application Of Proceeds

The proceeds received by the Company from the sale of Shares under the Plan shall be used for general corporate purposes.

21. Unfunded Plan

The Plan shall be unfunded. Neither the Company nor any Subsidiary shall be required to segregate any assets that may be represented by any Awards, and neither the Company nor any Subsidiary nor the Board shall be deemed to be a trustee of any amounts to be paid under any Award. Any liability of the Company or any Subsidiary to pay any Grantee or Beneficiary with respect to an Award shall be based solely upon any contractual obligations created pursuant to the provisions of the Plan and the applicable Agreement; no such obligation shall be deemed to be secured by any pledge of, or encumbrance on, any property of the Company or a Subsidiary.

22. General Provisions

The grant of an Award at any time shall not give the Grantee any right to similar grants at any other time or any right to be retained in the employ of the Company or its Subsidiaries.

23. Governing Law

The Plan shall be governed and its provisions construed, enforced and administrated in accordance with the laws of the state of Illinois, except to the extent that such laws may be superseded by any federal law.

PROXY                                                                      PROXY

                               TELULAR CORPORATION

   Proxy for the Annual Meeting of Shareholders to be held on January 28, 2003

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby constitutes and appoints Kenneth E. Millard and Jeffrey
L. Herrmann, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein, at the 2003 Annual Meeting of Shareholders of the Company to be held at the Northbrook Hilton, located at 2855 North Milwaukee Avenue, Northbrook, IL 60062 on Tuesday, January 28, 2003 at 9:00 a.m., and at any adjournment thereof, upon matters set forth in the Proxy Statement and, in their judgment and discretion, upon such other business as may properly come before the meeting.

         PLEASE MARK THIS PROXY AND SIGN AND DATE IT ON THE REVERSE SIDE
                     AND RETURN IT IN THE ENCLOSED ENVELOPE.

                  (Continued and to be signed on reverse side)

                               TELULAR CORPORATION
   PLEASE MARK YOUR VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

[                                                                              ]

Directors recommend: A vote for the election of the following directors.

                                                          FOR  WITHHOLD  FOR ALL
                                                          ALL    ALL      EXCEPT
1. Election of Directors-
                                                          |_|    |_|       |_|
1-Kenneth E. Millard, 2-John E. Berndt, 3-Larry J. Ford,
4-Daniel D. Giacopelli, 5-Richard D. Haning and
6- Mitchell H. Saranow.


___________________________________________________________________
Nominee Exception (To withhold authority to vote for any individual nominee(s), write those numbers from the list on the line above)

                                                        For   Against    Abstain
2. To Approve the Non-Employees Directors'
   Stock Incentive Plan and the initial funding         |_|     |_|        |_|
   of the Plan with 300,000 shares of common stock for issuance of options and other permitted awards.

"NOTE" SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
THE MEETING OR ANY ADJOURNMENT THEREOF.

                                        Dated:__________________________________


                                        Signature(s)____________________________


                                        ________________________________________